OPTIMUM FUND TRUST
Optimum Small-Mid Cap Value Fund
Optimum International Fund
(each a "Fund" and collectively, the "Funds")
Supplement to the Funds' Prospectuses
dated July 29, 2008

The Board of Trustees of the Funds has approved the appointment of Westwood Management Corp. ("Westwood") as a sub-adviser to the Optimum Small-Mid Cap Value Fund and BlackRock Advisors, LLC ("BlackRock") as a sub-adviser to the Optimum International Fund. Westwood will replace Hotchkis and Wiley Capital Management, LLC ("H&W") as a sub-adviser and BlackRock will replace AllianceBernstein LP ("Alliance") as a sub-adviser. It is currently anticipated that Westwood will begin serving as sub-adviser on the sleeve of the Fund currently managed by H&W on or about December 17, 2008, and BlackRock will begin serving as sub-adviser on the sleeve of the Fund currently managed by Alliance on or about December 19, 2008.

For Optimum Small-Mid Cap Value Fund only:

In connection with Westwood's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled, "Profile: Optimum Small-Mid Cap Value Fund - What are the Fund's main investment strategies?":

What are the Fund's main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small and mid-market capitalization companies ("80% policy"). This policy may be changed only upon 60 days' prior notice to shareholders. For purposes of this Fund, small market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Value Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose market capitalization no longer meets their respective definition above after purchase continue to be considered either a small- or mid-capitalization company, as applicable, for purposes of this 80% policy.

The Fund intends to invest primarily in common stocks of U.S. companies, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's investment objective, the Fund may also invest in foreign securities, including ADR's and other depositary receipts and shares; futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company ("Manager"), has selected the Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), The Killen Group, Inc. ("Killen"), and Westwood Management Corp. ("Westwood") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Delafield considers factors including the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, corporate cash flow, balance sheet changes, management capability and practices, and the economic and political outlook. Although the balance sheet of a company is important to the sub-adviser's analysis, the sub-adviser may invest in financially troubled companies if the sub-adviser believes that the underlying assets are worth far more than the market price of the shares. In addition, companies generating free cash flow will be considered attractive. Securities will also be assessed upon their earning power, stated asset value, and off the balance sheet values. Delafield intends to invest in companies that are managed for the benefit of their shareholders and not by management that believes the most important measure of a company's success is its size.

648874-3

In managing its portion of the Fund's assets, Killen adheres to the principles of value investing, using a fundamental, bottom-up approach. Investment research is conducted and produced internally by Killen's own staff. Killen seeks to buy securities that it believes to be undervalued and that offer the potential for long-term capital gains. Generally, the sub-adviser's average holding period for securities is three to four years. Killen will typically hold approximately 40 stocks in its portion of the Fund's assets.

In managing its portion of the Fund's assets, Westwood utilizes a value style of investing in choosing common stocks that it believes have limited downside risk and it believes are currently undervalued in the market. Other key metrics for evaluating the risk/return profile of an investment may include, but are not limited to: an improving return on equity; a declining debt/equity ratio; and in the case of common equities, positive earnings surprises without a corresponding increase in Wall Street estimates. Westwood also has disciplines in place that generally serve as sell signals, such as a security reaching a predetermined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

In response to market, economic, political, or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be changed without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund's objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled, "Who manages the Funds? - Small-Mid Cap Value Fund":

Small-Mid Cap Value Fund

The Delafield Asset Management Division of Reich & Tang Asset Management, LLC ("Delafield"), located at 600 Fifth Avenue, New York, New York 10020, has been in the asset management business since 1980. As of March 31, 2008, Delafield had over $1.2 billion in assets under management. Delafield has held its Fund responsibilities since the Fund's inception.

J. Dennis Delafield and Vincent Sellecchia are primarily responsible for the day-to-day management of Delafield's share of the Fund's assets. Messrs. Delafield and Sellecchia are Managing Directors of Reich & Tang Asset Management, LLC. They have been associated with Reich & Tang Asset Management, LLC since 1991 and have held their Fund responsibilities since the Fund's inception.

The Killen Group, Inc. ("Killen") is an independently owned value manager located at 1189 Lancaster Avenue, Berwyn, PA 19312 in suburban Philadelphia. Killen was founded in 1982 and manages private accounts and mutual funds. As of March 31, 2008, The Killen Group had over $545 million in assets under management. Killen has held its Fund responsibilities since January 2006.

Lee S. Grout, CFA, and Robert E. Killen are primarily responsible for the day-to-day management of Killen's share of the Fund's assets. Mr. Grout is Vice President and Head of Investment Research at Killen, which he joined in 1997. Mr. Killen is Chairman, CEO and founder of Killen. Messrs. Grout and Killen have held their Fund responsibilities since January 2006.

Westwood Management Corp. ("Westwood") is an investment adviser located at 200 Crescent Court in Dallas, Texas. Westwood was founded in 1983 and predominantly serves the institutional marketplace through separately managed portfolios in addition to providing sub-advisory services for commingled funds and mutual funds. As of March 31, 2008, Westwood had approximately $6.8 billion assets under management. Westwood has held its Fund responsibilities since December 2008.

A team of portfolio managers is primarily responsible for the day-to-day management of Westwood's share of the Fund's assets. All of the portfolio team members participate in the investment decision process when determining the stock selection for the portfolio and the appropriate weight of the stocks selected. The portfolio team has five members: Ragen Stienke, Corey Henegar, Kellie Stark, David Spika, and Susan Byrne. Mr. Stienke, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2004. Prior to joining Westwood, Mr Stienke was with UBS Investment bank in the research department. Mr. Henegar, CFA, is a Vice President and Portfolio Manager who has been with Westwood since 2001. Ms. Stark, CFA, is a Senior Vice President and Portfolio Manager who has been with Westwood since 1992. Mr. Spika, CFA, is a Vice President and Portfolio Manager who has been

648874-3

with Westwood since 2003. Ms. Byrne is the Chairman, Chief Investment Officer, Portfolio Manager and founder of Westwood. They have held their Fund responsibilities since December 2008.

For Optimum International Fund only:

In connection with BlackRock's appointment as a sub-adviser, the following replaces the information in the section of the Fund's prospectuses entitled, "Profile: Optimum International Fund - What are the Fund's main investment strategies?":

What are the Fund's main investment strategies?

The Fund invests primarily in non-U.S. securities, including securities of issuers located in emerging markets. The Fund does not limit its investments to issuers within a specific market capitalization range.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth and income, such as preferred stocks, warrants, and securities convertible into common stocks. In keeping with the Fund's investment objective, the Fund may also invest in futures, options, and other derivatives; and fixed income securities, including those rated below investment grade.

The Fund's manager, Delaware Management Company ("Manager"), has selected Mondrian Investment Partners Limited ("Mondrian") and BlackRock Advisors, LLC ("BlackRock") to serve as the Fund's sub-advisers. Each sub-adviser is responsible for the day-to-day investment management of the portion of the Fund's assets that the Manager allocates to the sub-adviser. The Manager may change the allocation at any time. The relative values of each sub-adviser's share of the Fund's assets also may change over time. Each sub-adviser selects investments for its portion of the Fund based on its own investment style and strategy.

In managing its portion of the Fund's assets, Mondrian uses a value-oriented approach that emphasizes individual stock selection. Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term capital growth and income. The center of the research effort is a value-oriented dividend discount methodology for individual securities and market analysis that isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In deciding to buy or sell an investment, Mondrian also considers movement in the price of individual securities and the impact of currency adjustments on a U.S. domiciled, dollar-based investor.

In managing its portion of the Fund's assets, BlackRock applies an active investment process that is highly disciplined, research-intensive, global in its frame of reference, and risk-informed. BlackRock's approach combines proprietary, multi-factor quantitative analysis with independent fundamental research to construct portfolios with desired characteristics. Quantitative research helps the team study the investment universe and prioritize fundamental research. The stock selection process is based on the fundamental analysis conducted by our investment managers. Portfolio strategy and risk management are integral components of the portfolio construction process. The investment team believes that this integrated approach is critical to achieving its goal of consistently generating superior, risk-adjusted returns. Companies are purchased that BlackRock believes possess strong and/or improving industry and company fundamentals and/or favorable risk/reward outlooks. From BlackRock's perspective, the majority of investments typically have superior growth characteristics.

In response to market, economic, political, or other conditions, a sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund's investment objective is non-fundamental and may be changed without shareholder approval. However, the Fund's Board of Trustees must approve any changes to non-fundamental investment objectives, and the Fund will notify shareholders at least 60 days prior to a material change in the Fund's objective.

In addition, the following replaces the information in the section of the Fund's prospectuses entitled, "Who manages the Funds? - International Fund":

Mondrian Investment Partners Limited ("Mondrian"), located at Fifth Floor, 10 Gresham Street, London, England EC2V 7JD, has been in the global asset management business since 1990. As of March 31, 2008, Mondrian had over US$63.1billion in assets under management. Mondrian has held its Fund responsibilities since the Fund's inception.

648874-3

Fiona A. Barwick, Emma Lewis, and Hugh Serjeant are primarily responsible for the day-to-day management of Mondrian's share of the Fund's assets. Ms. Barwick is a Director of Regional Research and has been with Mondrian since 1993. Ms. Lewis is a Senior Portfolio Manager and has been with Mondrian since 1995. Mr. Serjeant is a Director of Regional Research and has been with Mondrian since 1995. They have held their Fund responsibilities since the Fund's inception.

BlackRock Advisors, LLC ("BlackRock"), headquartered in New York, is a premier provider of global investment management services. BlackRock was founded in 1988 and manages equity, fixed income, real estate, liquidity, alternatives, and asset allocation/balanced strategies for institutional and retail clients. As of March 31, 2008, BlackRock had approximately $1.36 trillion assets under management. BlackRock has held its Fund responsibilities since December 2008.

BlackRock's share of the Fund is managed by Michael D.Carey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Thomas P. Callan, CFA, Managing Director at BlackRock. Mr. Carey is a member of the BlackRock Global Opportunities Team. He is lead portfolio manager for the industrials, energy, materials, and utilities sectors, product manager for Global All-Cap and International equity portfolios, and a member of the team's Investment Strategy Group. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with the PNC Asset Management Group. He began his career as a fixed income analyst with PNC in 1992. Mr. Callan is head of BlackRock's Global Opportunities equity team and a member of the Leadership Committee. He is architect of the team's investment process, leads the team's Investment Strategy Group, and provides portfolio and risk management oversight for all of the team's products. Prior to joining BlackRock's Global Opportunities equity team in 1996, Mr. Callan was with the PNC Asset Management Group, which he joined in 1992. He started as a health care analyst for PNC's mutual fund group and later served as an international equity analyst. Mr. Callan began his investment career at PNC Bank as a personal trust portfolio manager in 1988. They have held their Fund responsibilities since December 2008.

Please keep this Supplement for future reference.

This Supplement is dated December 15, 2008.

648874-3